UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 15, 2024

OPTION CARE HEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11993	05-0489664
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3000 Lakeside Dr. Suite 300N, Bannockburn, IL 60015
(Address of principal executive offices)

(312) 940-2443
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OPCH	Nasdaq Global Select Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in more detail below under Item 5.07, at the 2024 Annual Meeting of Shareholders on May 15, 2024 (the “Annual Meeting”), the stockholders of Option Care Health, Inc. (the “Company”) approved the Option Care Health, Inc. Amended and Restated 2018 Equity Incentive Plan (the “Amended 2018 Plan”). The Amended 2018 Plan includes the following material changes: (i) increases the shares available for issuance under the plan by 4,000,000 shares, (ii) expands the categories of eligible service providers to include all employees and certain consultants, (iii) extends the term of the plan to May 15, 2034, and (iv) removes certain references to Section 162(m) of the Internal Revenue Code and corresponding performance-based compensation award limits. The material terms of the Amended 2018 Plan are described in the Company’s proxy statement for the Annual Meeting filed on April 3, 2024, which description is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders (1) elected all of the Company's nominees for director, (2) ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024, (3) approved the Company's executive compensation on a non-binding advisory basis, and (4) approved the Amended 2018 Plan.

The final voting results on each of the matters submitted to a vote are as follows:

1. Election of twelve directors for a term expiring at the next annual meeting of stockholders of the Company and until their successors are elected and qualified:

Name	For	Withheld	Broker Non-Votes
John J. Arlotta	153,917,427	2,534,148	6,492,483
Elizabeth Q. Betten	154,884,670	1,566,905	6,492,483
Elizabeth D. Bierbower	154,888,911	1,562,664	6,492,483
Barbara W. Bodem	154,475,730	1,975,845	6,492,483
Eric K. Brandt	129,277,993	27,173,582	6,492,483
Natasha Deckmann, M.D.	153,651,384	2,800,191	6,492,483
David W. Golding	154,057,864	2,393,711	6,492,483
Harry M. Jansen Kraemer, Jr.	149,115,935	7,335,640	6,492,483
R. Carter Pate	154,765,628	1,685,947	6,492,483
John C. Rademacher	154,888,280	1,563,295	6,492,483
Timothy P. Sullivan	153,812,504	2,639,071	6,492,483
Norman L. Wright	154,430,115	2,021,460	6,492,483
2. Ratification of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024:

For	Against	Abstain	Broker Non-Votes
161,119,571	1,054,114	770,373	N/A
3. Non-binding advisory approval of executive officer compensation:

For	Against	Abstain	Broker Non-Votes
78,736,895	76,928,686	785,994	6,492,483

4. Approval of the Amended and Restated 2018 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
153,166,557	2,502,016	783,002	6,492,483

   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Option Care Health, Inc.

Date:	May 17, 2024	By:	/s/ Michael Shapiro
Michael Shapiro
Chief Financial Officer